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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                  DATE OF EARLIEST EVENT REPORTED: MAY 21, 2007


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)


                         COMMISSION FILE NUMBER 1-13167

                                      TEXAS
         (State or other jurisdiction of incorporation or organization)

        Internal Revenue Service - Employer Identification No. 74-1611874

                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

     Our management contract in Australia relating to the platform rigs North Rankin `A' and Goodwyn `A' owned by Woodside Energy Ltd. ("WOODSIDE") terminated, as anticipated, on May 19, 2007. Over the last few months, we earned approximately $5,000 per day from services we provided under the management contract.

     BHP Billiton Petroleum Pty. Ltd. ("BHPB") has exercised their second option under their contract for the ATWOOD EAGLE. Including the current well, the remaining firm work for BHPB includes three (3) wells at a dayrate of approximately $160,000, two (2) wells at a dayrate of approximately $170,000 and one (1) well at a dayrate of approximately $150,000, all of which is expected to be completed by the end of November 2007. BHPB also has two remaining options, which, if exercised, could extend their total drilling program to January 2008. Immediately upon completion of the BHPB drilling program, the ATWOOD EAGLE will drill one (1) well, at a dayrate of $360,000, for ENI Spa AGIP Exploration & Production Division which should take until late February or early March 2008 to completed. The rig is then expected to incur ten (10) to fourteen (14) days of zero rate time while undergoing required regulatory inspections and planned maintenance prior to commencing its two-year drilling program for Woodside at a dayrate of $405,000.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATWOOD OCEANICS, INC.
                                           (Registrant)



         DATE: May 21, 2007                /s/ James M. Holland
                                           James M. Holland
                                           Senior Vice President